UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 12, 2021

BOOMER HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-215000	36-4833921
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

8670 W. Cheyenne Avenue, Las Vegas, NV 89129
(Address of principal executive offices, including zip code)

888-266-6370
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	BOMH	OTCQB

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

Amended Employment Agreement with Michael Quaid

On March 12, 2021, Boomer Holdings, Inc. (the “Company”) amended and restated (the “Amendment”) the employment agreement (the “Agreement”) the Company entered into on September 4, 2020 with the Company’s Chief Executive Officer, Michael R. Quaid.  The Amendment was effective as of September 1, 2020 and Mr. Quaid will continue to serve as the Company’s Chief Executive Officer until September 1, 2025 (or such earlier date upon which Mr. Quaid’s employment may be terminated in accordance with the terms of the Amendment). Pursuant to the terms of the Amendment, which replaced and superseded the Agreement, Mr. Quaid shall receive cash compensation in the amount of Twenty Thousand Dollars ($20,000) per month and Mr. Quaid removed the potential increase in monthly compensation to Forty Thousand Dollars ($40,000).

In addition, the Amendment restated Mr. Quaid’s stock as 500,000 shares since the Agreement incorrectly stated Mr. Quaid would receive a grant of 6,500,000 shares of the company’s common stock which shares had previously been issued in connection with the Company’s share exchange in January 2020.  Accordingly, Mr. Quaid’s stock compensation in the Amendment was restated to 500,000 shares to reflect the amount that he was actually issued in connection with his employment.  Further, Mr. Quaid shall be eligible for bonuses at the discretion of the Company’s Board of Directors and reimbursed for out of pocket expenses incurred connection with the performance of his duties.  The Amendment also contains customary covenants regarding confidentiality, non-disclosure, non-competition, non-solicitation, non-disparagement, and proprietary rights. A copy of the Amendment is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1          Amended and Restated Employment Agreement between Boomer Holdings, Inc. and Michael R. Quaid

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021	BOOMER HOLDINGS, INC.

	By:	/s/ Daniel Capri
Name: Daniel Capri
Title: President